                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31, 2009

Date of reporting period: DECEMBER 31, 2009

Item 1. Shareholder Report

ANNUAL REPORT

DECEMBER 31, 2009

        Worldwide Insurance Trust

                 WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the portfolio manager are as of December 31, 2009, and are subject to change.

Dear Shareholder:

The Initial Class shares of the Worldwide Emerging Markets Fund increased 113.17% for the twelve months ended December 31, 2009. The Fund significantly outperformed emerging markets equities in general as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, which rose 79.02% for the same period.

We attribute the Fund’s notable outperformance primarily to effective individual stock selection, as well as an overweight in the consumer discretionary sector relative to its benchmark index. As always, our investment process aims to capture the most promising opportunities in the emerging market space. Over the course of the annual period, our focus on secular growth trends, domestic consumption in particular, tilted the portfolio to the consumer discretionary sector. This resulted in a bias toward small- and mid-capitalization companies. The average market capitalization2 of companies in the Fund was less than $2.5 billion as of September 30, 2009, whereas the average market capitalization for companies in the Fund’s emerging markets peer group3 was approximately $16.0 billion.

Market and Economic Review

The global economic crisis appeared to be spiraling downward during the first quarter of 2009, and there continued to be a considerable lack of visibility as to when an inflection point would emerge. It turns out a massive stimulatory response from government entities and gradual signs of improvement in credit conditions allowed for a bottoming, and eventual recovery, in economic activity worldwide. Additionally, the reclamation of global inventory from depressed levels sparked life into leading indicators, such as industrial production, and progressively influenced stagnant capital hanging on the sidelines to re-enter the market. Risk aversion started to make a retreat among investors as business and consumer confidence gradually displayed signs of improvement during the second quarter of the year, sending emerging market equities higher.

Once the market turnaround took shape, momentum carried into the second half of the year thanks to favorable conditions that enabled emerging market equities to continue to flourish. Globally, equity markets experienced a well-coordinated accommodative monetary policy along with low inflation, a depreciating U.S. dollar and increasing raw material and energy prices. Moreover, the majority of emerging nations weathered the financial storm remarkably well due in part to the general strength and stability of their domestic banking sectors. Most emerging market domestic banks enjoyed low leverage and clean balance sheets. Strong fundamentals such as these made emerging market equities distinguishable against developed peers during the annual period. The consequent outperformance of emerging market equities during the annual period relative to developed equity markets was impressive. The MSCI EM Index handily outperformed the broad U.S. equity market, as measured by the S&P® 500 Index4, which gained 26.47% for the twelve-month period, and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index5, which increased 32.46%.

By region, Latin American equities posted the best relative performance, with the MSCI EM Latin America Index6 advancing 104.19% in U.S. dollar terms for the twelve-month period. Brazil* (+142.3%) was the best performing country among all of the emerging markets in U.S. dollar terms, bolstered by strong appreciation of the Brazilian real throughout the year. Mexico*, despite returning a respectable return of +49.9%, was unable to keep pace with its Latin American peers. Mexico’s market was weighed down by a combination of cyclical shocks and negative structural trends in its domestic economy. Emerging Asia moderately underperformed the MSCI EM Index during the annual period, with the MSCI EM Asia Index7 gaining 74.21% in U.S. dollar terms. Indonesia* was the strongest performing market within the region in 2009 with a gain of 121.1%. Hong Kong* (+52.0%) and South Korea* (+61.9%) produced robust double-digit returns, but lagged on a relative basis. Of the three major regions, Emerging Europe, Middle East and Africa (EMEA) was the weakest for the annual period, advancing 63.49% in U.S. dollar terms, as measured by the MSCI EM EMEA Index.8 The EMEA region was led by Russia* (+128.6%), whose equity market was driven higher by a strengthening in oil prices. The region was weighed down by Egypt* (+35.3%) and Poland* (+38.4%).

From a sector* perspective, those market segments with defensive qualities, including telecommunications (+26.9% in U.S. dollar terms), health care (+41.6%) and utilities (+55.2%) underperformed the MSCI EM Index. More economically-sensitive sectors, such as consumer discretionary (+116.1%), information technology (+108.4%) and basic materials (+107.8%), were the top performers in 2009.

Fund Review

Among the strongest performers for the Fund during the twelve months ended December 31, 2009 was China’s Tencent Holdings (2.9% of Fund net assets†). This online gaming and social networking company has become the dominant operator in the China internet sector. It has an active user base more than one and a half times the size of the entire U.S. population and has the potential to grow even further, we believe, as internet penetration in China continues to improve. The Fund’s holdings in Kazakhstan also made impressive gains during the annual period. This natural resources-dominated economy, which was one of the first economies to feel the impact of the global financial crisis, was able to rebound strongly off of depressed valuations. Halyk Savings Bank of Kazakhstan (1.0% of Fund net assets†) and Eurasian Natural Resources (0.7% of Fund net assets†) were two Kazakh holdings that displayed superior performance in 2009. Another strong performer during the annual period was Localiza Rent a Car (1.8% of Fund net assets†), Brazil’s leading car rental and automobile fleet management company. Localiza Rent a Car put forth outstanding returns throughout the year, as the company gained market share from informal competitors by offering ultra-competitive prices enabled by its economy-of-scale advantage.

Detractors from the Fund’s annual results included Taiwan’s heavy electric machinery producer Fortune Electric (0.6% of Fund net assets†). The company had taken on a variety of capital intensive projects geared toward the green energy sector. While the company was starting to book a number of large contracts and was growing its backlog, the profit recognition of such strategies was not immediate and thus the stock lagged. Peruvian financial services holding company Credicorp (0.6% of Fund net assets†) also lagged the MSCI EM Index’s performance, despite posting double-digit gains for the year. Credicorp’s banking division suffered from sluggish volumes, higher provisions and lower asset yields due to a higher liquidity position. However, expectations for a brisk economic recovery in 2010 and improved profitability in its insurance and asset management divisions kept us optimistic on the stock at the end of 2009.

At yearend, the Fund maintained its overweighted position in Emerging Asia relative to the benchmark, as the region features high Gross Domestic Product (GDP) growth rates and low inflation; current account surpluses and large foreign exchange reserves; small fiscal deficits; and a sizable emerging middle class. The region’s corporate sector, in our view, also has solid fundamentals with strong earnings momentum and solid balance sheets. Perhaps most attractive about the region’s equities is that valuations were not demanding at the end of the annual period.

Latin American companies have, in our view, bright prospects as well, but after a couple of years of relative outperformance, they no longer come at a bargain. Given equity valuations, the Fund remained underweight in Latin America at the end of December, but, recognizing the strong fundamentals within the region, we continued to diligently look for opportunities to exploit. The Fund also was underweight the EMEA region at the end of the annual period relative to the benchmark, as uncertainty surrounded the political outlook in a number of its countries. Further, banking systems within the EMEA region were among the most severely affected by the financial crisis.

By sector, we continued to favor the consumer discretionary, industrials and technology sectors over health care, utilities and telecommunications at the end of December. From a capitalization perspective, we continued to prefer small- and mid-capitalization stocks over large-capitalization stocks, as these companies, we believe, continue to have the greatest potential to leverage off of the strong growth in domestic consumption that attracts so many investors to the emerging market equities asset class.

* * *

Going forward, we strongly believe that emerging market equities may well continue to advance further in 2010 but at a much slower pace than in 2009. Despite 2009 returns, the MSCI EM Index was still approximately 20% below the all-time high it reached in October 2007. In our view, emerging markets appear to be poised to generate the majority of the world’s economic growth and to account for most of the additional demand for natural resources over the next year and beyond. Because of the strong fundamentals demonstrated in emerging markets, we are particularly excited about the ability for domestic consumption in emerging market nations to continue to advance. Given the pace in which consumption flourished in emerging markets over the past decade and the advancement of the emerging middle class and its relatively un-geared household balance sheets, we believe this trend may well amplify in the future.

We believe emerging market equities may be supported by a number of other factors as well. The emerging market equity asset class overall is under-capitalized, under-owned and valuations were still shy of previous peak levels at the end of 2009. That said, there remain risks and concerns. The most visible risks to emerging market equity performance relate to policy complacency and a return of higher inflation and interest rates. Furthermore, it remains to be seen how developed and emerging nations alike will respond to the inevitable withdrawal of stimulatory programs and the long-term impact of the increased amount of liquidity injected into the global economy as a result of the most recent financial crisis. Finally, the market rally over the last nine months of 2009 reflected investor anticipation of a strong earnings recovery, but if this recovery falls short of expectations, then investors are likely to be disappointed. Despite these potential headwinds, we believe there remains a favorable balance between risk and reward within the asset class.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Worldwide Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

January 21, 2010

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of December 31, 2009.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.
[2]	Market capitalization (cap) is the value of a corporation as determined by the market price of its issued and outstanding common stock.
[3]	The U.S. Open-Ended Diversified Emerging Markets Morningstar Category consists of emerging markets funds that invest at least 50% of stock assets in developing nations.
[4]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
[5]	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
[6]	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
[7]	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
[8]

The MSCI EM EMEA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East and Africa.

Geographical Weightings*
 (unaudited)

Sector Breakdown**
 (unaudited)

*	Percentage of net assets.
**	Percentage of total investments. Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
December 31, 2009* (unaudited)

Tencent Holdings Ltd.
(China, 2.9%)
Tencent Holdings provides Internet, mobile and telecommunication value-added services in China. The company has an instant messaging community in China and provides online advertising and gaming services.

Cia Vale do Rio Doce (CVRD)
(Brazil, 2.2%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 2.1%)
KMG EP is the largest listed oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

Naspers Ltd.
(South Africa, 2.0%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

LUKOIL OAO
(Russia, 1.9%)
LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries, and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Ju Teng International Holdings Ltd.
(Hong Kong, 1.8%)
Ju Teng International manufactures semi-finished consumer goods. The company produces casings for notebook computers. Ju Teng’s manufacturing includes plastic injection molding, spray painting, metal tooling and stamping and assembly.

REXLot Holdings Ltd.
(Hong Kong, 1.8%)
REXLot Holdings, through its subsidiaries, provides lottery related systems, machines and services to the Chinese Lottery market. The company also offers financial services as well as invests in securities.

Localiza Rent a Car S.A.
(Brazil, 1.8%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

Samsung Techwin Co. Ltd.
(South Korea, 1.7%)
Samsung Techwin manufactures optical and digital imaging products and semiconductor equipment including leadframes, chip mounters, and wire bonders. The company also produces a line of aircraft and industrial engines, howitzers, cannons, armored combat engineering vehicles and combat multi-purposed excavators.

BR Malls Participacoes S.A.
(Brazil, 1.7%)
BR Malls Participacoes is a shopping mall service provider, managing, consulting and leasing services for shopping centers and commercial and business centers throughout Brazil.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

PERFORMANCE COMPARISON (unaudited)

This graph compares a hypothetical $10,000 investment in the Worldwide Emerging Markets Fund made ten years ago (Initial Class) and at inception (Class R1) with a similar investment in the MSCI Emerging Markets Index.

Average Annual Total Return 12/31/09	1 Year	5 Year	10 Year

Worldwide Emerging Markets Fund (Initial Class)[1]	113.17%	13.73%	7.43%

MSCI Emerging Markets Index	79.02%	15.88%	10.08%

Average Annual Total Return 12/31/09	1 Year	5 Year	Since Inception

Worldwide Emerging Markets Fund (Class R1)[1]	113.39%	13.74%	16.92%

MSCI Emerging Markets Index	79.02%	15.88%	18.44%

[1]

Inception date for the Worldwide Emerging Markets Fund was 12/21/95 (Initial Class) and 5/1/04 (Class R1); index return for the Class R1 performance comparison is calculated as of nearest month end (4/30/04).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

EXPLANATION OF EXPENSES (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009- December 31, 2009
Initial Class	Actual	$1,000.00	$1,368.29	$6.81
	Hypothetical**	$1,000.00	$1,019.46	$5.80
Class R1	Actual	$1,000.00	$1,368.74	$6.81
	Hypothetical**	$1,000.00	$1,019.46	$5.80

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2009), of 1.14% on Initial Class Shares, and 1.14% on Class R1 Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

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SCHEDULE OF INVESTMENTS
December 31, 2009

Number of Shares		Value

COMMON STOCKS: 90.6%
Brazil: 7.6%
255,000	Anhanguera Educacional Participacoes S.A.*	$3,578,934
304,000	BR Malls Participacoes S.A.*	3,750,672
377,000	Localiza Rent A Car S.A.	4,148,949
205,000	Marfrig Alimentos S.A.	2,234,276
75,000	Petroleo Brasileiro S.A. (ADR)	3,576,000

		17,288,831

China / Hong Kong: 21.4%
2,410,000	China Dongxiang (Group) Co. Ltd.#	1,859,524
2,854,200	China Lifestyle Food & Beverages Ltd. (SGD)*	345,385
7,270,000	China Power New Energy Development Co. Ltd.* #	520,658
2,500,000	China Shanshui Cement Group Ltd.#	1,814,801
1,390,000	Fu Ji Food & Catering Services Holdings Ltd.* #	—
950,000	Golden Eagle Retail Group Ltd.#	1,926,985
10,570,000	Inspur International Ltd.#	1,502,664
4,206,000	Ju Teng International Holdings Ltd.#	4,167,348
2,325,000	KWG Property Holdings Ltd.#	1,773,774
425,000	Lianhua Supermarket Holdings Co. Ltd.#	1,278,814
1,410,000	Pacific Basin Shipping Ltd.#	1,010,573
3,414,000	Peace Mark Holdings Ltd.* #	—
970,000	Ports Design Ltd.#	2,990,730
9,822,490	Qin Jia Yuan Media Services Co. Ltd.#	1,940,215
37,400,000	REXLot Holdings Ltd.#	4,167,159
2,750,000	Sa Sa International Holdings Ltd.#	1,816,900
1,105,000	Shimao Property Holdings Ltd.#	2,071,733
3,000,000	SJM Holdings Ltd.#	1,648,387
4,130,000	Soho China Ltd.#	2,218,778
3,460,000	Techtronic Industries Co.#	2,868,231
300,000	Tencent Holdings Ltd.#	6,488,315
5,209,200	Tian An China Investment Co. Ltd.#	3,350,207
338,200	Tian An China Investment Co. Warrants (HKD 10.00, expiring 1/2/10)*	—

1,066,000	XinAo Gas Holdings Ltd.#	2,729,272

		48,490,453

India: 7.9%
220,000	Crompton Greaves Ltd.#	2,014,654
75,000	Financial Technologies India Ltd.#	2,151,691
249,910	Godrej Consumer Products Ltd.#	1,412,027
1,282,400	Hirco PLC (GBP)* #	3,088,448
200,000	Housing Development & Infrastructure Ltd.* #	1,541,132
250,000	IVRCL Infrastuctures & Projects Ltd.#	1,870,440
85,000	Jain Irrigation Systems Ltd.#	1,586,247
415,000	Rolta India Ltd.#	1,731,535
236,769	Shriram Transport Finance Co. Ltd.#	2,483,160

		17,879,334

See Notes to Financial Statements

Number of Shares		Value

Indonesia: 2.6%
1,770,000	Bank Rakyat Indonesia PT#	$1,422,608
12,350,000	Delta Dunia Petroindo Tbk PT* #	2,204,873
8,000,000	Mitra Adiperkasa Tbk PT* #	524,156
4,150,000	Perusahaan Gas Negara PT#	1,714,890

		5,866,527

Israel: 0.4%
182,500	Queenco Leisure International Ltd. (GDR)* R	788,139

Kazakhstan: 3.9%
108,350	Eurasian Natural Resources Corp. (GBP)#	1,587,063
242,000	Halyk Savings Bank of Kazakhstan (GDR)*	2,299,000
60,000	Kazakhstan Kagazy PLC (GDR)*	16,200
510,300	Kazakhstan Kagazy PLC (GDR)* R	137,781
195,000	KazMunaiGas Exploration Reg S (GDR)#	4,828,000

		8,868,044

Malaysia: 1.6%
1,685,400	CB Industrial Product Holding BHD#	1,433,580
10,068,000	KNM Group BHD#	2,243,081

		3,676,661

Mexico: 3.0%
250,000	Banco Compartamos, S.A. de C.V.	1,290,322
950,000	Corporacion GEO, S.A. de C.V. (Series B)*	2,522,779
90,000	Grupo Televisa S.A. (ADR)	1,868,400
550,000	Megacable Holdings, S.A.B. de C.V.*	1,160,373

		6,841,874

Panama: 1.1%
45,000	Copa Holdings S.A. (Class A)	2,451,150

Peru: 0.7%
18,900	Credicorp Ltd. (ADR)	1,455,678

Philippines: 1.0%
5,800,000	Alliance Global Group, Inc.* #	516,001
47,250,000	Megaworld Corp.#	1,504,422
19,400,000	Megaworld Corp. Warrants* (PHP 1.00, expiring 4/28/14)	247,588

		2,268,011

Poland: 1.7%
790,000	International Personal Finance PLC#	2,644,653
35,000	KGHM Polska Miedz S.A.#	1,290,211

		3,934,864

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Russia: 6.5%
35,000	Gazprom OAO (ADR)#	$883,825
185,000	Globaltrans Investment PLC Reg S (GDR)* #	1,806,797
75,000	Lukoil (ADR)	4,230,000
15,000	Magnit OAO	1,059,194
165,000	Novorossiysk Sea Trade Port Reg S (GDR)#	1,884,768
72,000	Pharmstandard Reg S (GDR)* #	1,422,391
975,000	Sberbank RF	2,686,291
530,000	Sistema Hals Reg S (GDR)*	768,500

		14,741,766

Singapore: 1.6%
3,590,000	CSE Global Ltd.#	2,201,956
330,000	Wilmar International Ltd.#	1,500,513

		3,702,469

South Africa: 5.4%
55,000	African Rainbow Minerals Ltd. (GBP)#	1,288,993
138,091	Bidvest Group Ltd.#	2,407,402
111,000	Naspers Ltd.#	4,492,189
240,000	Spar Group Ltd.#	2,306,957
126,114	Standard Bank Group Ltd.#	1,732,193

		12,227,734

South Korea: 11.5%
12,400	Cheil Worldwide, Inc.#	3,358,133
48,400	CJ O Home Shopping Co. Ltd.#	3,208,575
7,900	Glovis Co.#	770,821
14,000	Hyundai Mobis Co. Ltd.#	2,051,549
12,500	Lotte Shopping Co.#	3,701,918
150,000	Nanotronix Co. Ltd.* #	1,233,543
51,000	Samsung Card Co#	2,516,870
2,500	Samsung Electronics Co. Ltd.#	1,714,325
48,700	Samsung Techwin Co. Ltd.#	3,797,431
45,000	Suprema, Inc.#	681,003
152,000	Woongjin Thinkbig Co. Ltd.#	2,872,885

		25,907,053

Taiwan: 9.0%
1,600,000	Advanced Semiconductor Engineering, Inc.#	1,436,152
1,685,000	China Ecotek Corp.#	2,385,977
1,306,687	Fortune Electric Co. Ltd.#	1,328,176
1,470,700	Lumax International Corp. Ltd.#	2,847,170
207,344	MediaTek, Inc.#	3,602,511
533,994	Shin Zu Shing Co. Ltd.#	2,659,411
1,880,000	Uni-President Enterprises Corp.#	2,317,898
1,919,213	Wistron Corp.#	3,716,484

		20,293,779

See Notes to Financial Statements

Number of Shares		Value

Thailand: 0.7%
2,200,000	Tisco Financial Group PLC (NVDR)#	$1,593,395

Turkey: 3.0%
43,000	BIM Birlesik Magazalar A.S.#	1,999,643
1,502,085	Sinpas Gayrimenkul Yatirim Ortakligi A.S.#	2,315,941
563,000	Turkiye Garanti Bankasi A.S.#	2,398,329

		6,713,913

Total Common Stocks (Cost: $160,592,067)		204,989,675

PREFERRED STOCKS: 8.1%
Brazil: 8.1%
207,064	Cia Vale do Rio Doce	5,019,607
90,000	Diagnosticos da America S.A.*	2,953,820
150,000	Dufry South America Ltd. (BDR)	3,056,864
80,000	Hypermarcas S.A.*	1,820,793
280,000	PDG Realty S.A. Empreendimentos e Participacoes	2,786,330
26,000	Totvs S.A.	1,746,525
35,000	Vale S.A. (ADR)	868,700

Total Preferred Stocks (Cost: $7,733,478)		18,252,639

MONEY MARKET FUND: 2.3% (Cost: $5,153,270)
United States: 2.3%
5,153,270	AIM Treasury Portfolio - Institutional Class	5,153,270

Total Investments: 101.0% (Cost: $173,478,815)		228,395,584
Liabilities in excess of other assets: (1.0%)		(2,171,747)

NET ASSETS: 100.0%		$226,223,837

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
NVDR	— Non Voting Depository Receipt
PHP	— Philippine Peso
SGD	— Singapore Dollar

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS
(continued)

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $164,374,064, which represents 72.7% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $925,920, or 0.5% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Kazakhstan Kagazy PLC (GDR) (a)	7/19/07	510,300	$2,551,500	$137,781	0.1%
Queenco Leisure International Ltd. (GDR) (a)	7/3/07	182,500	3,481,828	788,139	0.4

(a)-Illiquid Security			$6,033,328	$925,920	0.5%

Summary of Investments by Industry (unaudited)	% of Investments	Value

Basic Materials	5.3%	$12,023,356
Communications	10.2	23,414,053
Consumer Cyclical	15.7	35,797,331
Consumer Non-cyclical	12.0	27,320,400
Diversified	1.0	2,407,402
Energy	6.9	15,722,698
Financial	21.2	48,456,025
Industrial	12.0	27,390,929
Technology	11.5	26,265,958
Utilities	1.9	4,444,162

Total Common and Preferred Stocks	97.7%	223,242,314
Money Market Fund	2.3	5,153,270

	100.0%	$228,395,584

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

Assets:
Investments, at value (Cost $173,478,815)	$228,395,584
Foreign currency (Cost: $2,656)	2,685
Receivables:
Shares of beneficial interest sold	493,426
Dividends and interest	130,769

Total assets	229,022,464

Liabilities:
Payables:
Shares of beneficial interest redeemed	1,910,375
Due to Adviser	192,323
Deferred Trustee Fees	41,326
Accrued expenses	654,603

Total liabilities	2,798,627

NET ASSETS	$226,223,837

Initial Class Shares:
Net Assets	$166,990,735

Shares of beneficial interest outstanding	14,884,119

Net asset value, redemption and offering price per share	$11.22

Class R1 Shares:
Net Assets	$59,233,102

Shares of beneficial interest outstanding	5,285,092

Net asset value, redemption and offering price per share	$11.21

Net Assets consist of:
Aggregate paid in capital	$228,201,595
Unrealized appreciation of investments and foreign currency transactions	54,363,453
Accumulated net investment loss	(207,261)
Accumulated net realized loss on investments and foreign currency transactions	(56,133,950)

$226,223,837

See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Income:
Dividends (net of foreign taxes withheld of $198,413)		$2,718,006
Interest		5,761

Total income		2,723,767

Expenses:
Management fees	$1,607,337
Custodian fees	91,654
Professional fees	58,866
Insurance	14,272
Trustees’ fees and expenses	40,625
Report to shareholders	91,931
Transfer agent fees – Initial Class Shares	26,873
Transfer agent fees – R1 Class Shares	14,601
Interest	2,390
Other	8,619

Total expenses		1,957,168

Net investment income		766,599

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments (net of foreign tax withheld of $233,856)		(35,573,974)
Net realized loss on foreign currency transactions and foreign forward currency contracts		(767,470)
Net increase from payment from Adviser (see Note 11)		774,938
Net change in unrealized appreciation (depreciation) of investments		150,225,037
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities and forward foreign currency contracts (net of foreign tax withheld of $553,676)		(255,257)

Net realized and unrealized gain on investments		114,403,274

Net Increase in Net Assets Resulting from Operations		$115,169,873

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009	2008

Operations:
Net investment income	$766,599	$1,159,345
Net realized loss on investments, foreign forward currency contracts, and foreign currency transactions	(36,341,444)	(10,130,330)
Net increase from payment from Adviser	774,938	—
Net change in unrealized appreciation (depreciation) of investments, foreign denominated assets and liabilities and forward foreign currency contracts	149,969,780	(190,766,060)

Net increase (decrease) in net assets resulting from operations	115,169,873	(199,737,045)

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(177,910)	—
Class R1 Shares	(59,012)	—

	(236,922)	—

Distributions from net realized capital gains
Initial Class Shares	(7,192,696)	(86,476,617)
Class R1 Shares	(2,385,762)	(34,908,650)

	(9,578,458)	(121,385,267)

Total dividends and distributions	(9,815,380)	(121,385,267)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	67,892,635	41,981,580
Class R1 Shares	18,442,001	9,232,288

	86,334,636	51,213,868

Reinvestment of dividends and distributions
Initial Class Shares	7,370,606	86,476,617
Class R1 Shares	2,444,774	34,908,650

	9,815,380	121,385,267

Cost of shares redeemed
Initial Class Shares	(63,150,220)	(74,160,635)
Class R1 Shares	(13,850,846)	(35,132,604)
Redemption fees	30,549	42,707

	(76,970,517)	(109,250,532)

Net increase in net assets resulting from share transactions	19,179,499	63,348,603

Total increase (decrease) in net assets	124,533,992	(257,773,709)

Net Assets:
Beginning of year	101,689,845	359,463,554

End of year (including undistributed (accumulated) net investment income (loss) of ($207,261) and $191,490, respectively)	$226,223,837	$101,689,845

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	8,017,278	3,889,508
Shares reinvested	1,489,012	5,890,778
Shares redeemed	(7,632,175)	(5,973,231)

Net increase	1,874,115	3,807,055

Class R1 Shares:
Shares sold	2,195,834	794,656
Shares reinvested	494,893	2,384,471
Shares redeemed	(1,685,412)	(2,672,118)

Net increase	1,005,315	507,009

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$5.89		$27.71	$24.98	$19.91	$15.21

Income (Loss) From Investment Operations:
Net Investment Income	0.04		0.07	0.12	0.14	0.20
Net Realized and Unrealized Gain (Loss) on Investments	5.83		(12.20)	7.47	7.15	4.63
Payment from Adviser	0.04	(d)	—	—	—	—

Total from Investment Operations	5.91		(12.13)	7.59	7.29	4.83

Less:
Dividends from Net Investment Income	(0.01)		—	(0.12)	(0.13)	(0.13)
Distributions from Net Realized Capital Gains	(0.57)		(9.69)	(4.74)	(2.09)	—

Total Dividends and Distributions	(0.58)		(9.69)	(4.86)	(2.22)	(0.13)

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Year	$11.22		$5.89	$27.71	$24.98	$19.91

Total Return (a)	113.17	%(d)	(64.77)%	37.56%	39.51%	32.00%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$166,991		$76,566	$255,052	$220,361	$198,077
Ratio of Gross Expenses to Average Net Assets	1.22%		1.29%	1.23%	1.33%	1.35%
Ratio of Net Expenses to Average Net Assets (b)	1.22%		1.29%	1.23%	1.33%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.49%		0.53%	0.45%	0.63%	1.10%
Portfolio Turnover Rate	68%		45%	80%	52%	65%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets for Initial Class shares would be 1.21% for the year ended December 31, 2009 and for the Class R1 Shares 1.23% for the year ended December 31, 2007. The ratio for all other years and other classes shown would be unchanged if any interest expense incurred during those years was excluded.

(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2009, 0.76% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss (see Note 11).

See Notes to Financial Statements

Class R1 Shares

Year Ended December 31,

2009		2008	2007	2006	2005

$5.87		$27.68	$24.95	$19.89	$15.21

0.03		0.07	0.11	0.13	0.17

5.85		(12.19)	7.48	7.15	4.64
0.04	(d)	—	—	—	—

5.92		(12.12)	7.59	7.28	4.81

(0.01)		—	(0.12)	(0.13)	(0.13)

(0.57)		(9.69)	(4.74)	(2.09)	—

(0.58)		(9.69)	(4.86)	(2.22)	(0.13)

—	(c)	— (c)	— (c)	— (c)	— (c)

$11.21		$5.87	$27.68	$24.95	$19.89

113.39	%(d)	(64.75)%	37.62%	39.49%	31.86%

$59,233		$25,134	$104,412	$80,848	$56,219

1.22%		1.29%	1.24%	1.35%	1.38%

1.22%		1.29%	1.24%	1.35%	1.36%

0.43%		0.47%	0.42%	0.62%	1.04%
68%		45%	80%	52%	65%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2009

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares and Class R1 Shares. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Money Market Fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of

Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“ASC 820”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 820 provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted ASC 820 effective June 30, 2009.

NOTES TO FINANCIAL STATEMENTS
(continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of December 31, 2009 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Common Stocks:
Brazil	$17,288,831	$—	$—	$17,288,831
China / Hong Kong	345,385	48,145,068	—	48,490,453
India	—	17,879,334	—	17,879,334
Indonesia	—	5,866,527	—	5,866,527
Israel	788,139	—	—	788,139
Kazakhstan	2,452,981	6,415,063	—	8,868,044
Malaysia	—	3,676,661	—	3,676,661
Mexico	6,841,874	—	—	6,841,874
Panama	2,451,150	—	—	2,451,150
Peru	1,455,678	—	—	1,455,678
Philippines	247,588	2,020,423	—	2,268,011
Poland	—	3,934,864	—	3,934,864
Russia	8,743,985	5,997,781	—	14,741,766
Singapore	—	3,702,469	—	3,702,469
South Africa	—	12,227,734	—	12,227,734
South Korea	—	25,907,053	—	25,907,053
Taiwan	—	20,293,779	—	20,293,779
Thailand	—	1,593,395	—	1,593,395
Turkey	—	6,713,913	—	6,713,913
Preferred Stocks:
Brazil	18,252,639	—	—	18,252,639
Money Market Fund:
United States	5,153,270	—	—	5,153,270

Total	$64,021,520	$164,374,064	$—	$228,395,584

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, and attributable to closing of forward foreign currency contracts other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted ASC 815 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
(continued)

     Transactions in derivative instruments, during the year ended December 31, 2009, were as follows:

Foreign exchange risk

Realized gain (loss)[1]
Forward foreign currency contracts	$(146,737)

[1]	Statement of Operations location: Net realized loss on foreign denominated assets and liabilities and forward foreign currency contracts

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2009, the Fund had no outstanding forward foreign currency contracts.

Note 3—Management Fees—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. For the period May 1, 2008 through April 30, 2009, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.40% of average daily net assets for both Initial Class Shares and Class R1 Shares. For the period May 1, 2009 through April 30, 2010, the waiver is 1.50% for both the Initial Class Shares and Class R1 Shares. For the year ended December 31, 2009, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the year ended December 31, 2009, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $121,824,625 and $105,035,556, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at December 31, 2009 was $178,229,316 and net unrealized appreciation aggregated $50,166,268 of which $75,405,996 related to appreciated securities and $25,239,728 related to depreciated securities.

At December 31, 2009, the components of accumulated deficit, on a tax basis, were as follows:

Undistributed ordinary income	$1,331,334
Accumulated net realized losses	(52,856,649)
Post-October losses	(24,066)
Other temporary difference	(41,328)
Unrealized appreciation	49,612,952

Total	$(1,977,757)

In accordance with Federal income tax regulations, the Fund elected to defer $24,066 of realized foreign currency losses arising after October 31, 2009. Such losses are treated for tax purposes as arising on January 1, 2010.

At December 31, 2009, the Fund had a capital loss carryforward of $52,856,649 which expires on December 31, 2017.

The tax character of dividends and distributions paid to shareholders was as follows:

	For the Year Ended December 31,

	2009	2008

Ordinary income	$253,117	$20,596,056
Long term capital gains	9,562,263	100,789,211

Total	$9,815,380	$121,385,267

During 2009, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $928,428 and decreased accumulated realized losses by $928,428. Net assets were not affected by this reclassification. These differences were primarily due to foreign currency transactions and sales of passive foreign investment companies.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2006–2009), or expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and

NOTES TO FINANCIAL STATEMENTS
(continued)

considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2009, the aggregate shareholder accounts of five insurance companies own approximately 64%, 11%, 5%, 5% and 5% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund’s contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2009, the Fund borrowed under this Facility. The average daily balance during the

54 day period during which the loan was outstanding amounted to $1,558,282 and the weighted average interest rate was 1.04%. At December 31, 2009, there were no outstanding borrowings by the Fund under the Facility.

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2009, there were no offsets of custodial fees.

Note 11—Payment from Adviser—On June 30, 2009, the Fund incurred a loss of $774,938 from an incorrect processing of a corporate action. The Adviser reimbursed the Fund for the total amount of the loss which was paid on July 21, 2009. The Fund recorded the reimbursement in the Statement of Operations as Net increase from Payment Due from Adviser. The impact to the Fund’s total return is reflected in the Financial Highlights.

Note 12—Subsequent Event Review—The Fund has adopted FASB Statement No. 165, Subsequent Events (“ASC 855”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. ASC 855, requires evaluation of subsequent events through the date of financial statement issuance. The Fund has evaluated events and transactions for potential recognition or disclosure through February 18, 2010, the date the financial statements were issued.

A dividend of $0.068 per share from net investment income was paid on January 29, 2010 to shareholders of record of the Initial Class Shares and the Class R1 Shares as of January 28, 2010 with a reinvestment date of January 29, 2010.

Tax Information (unaudited)

The Fund intends to pass through foreign tax credits in the maximum amount of $402,422. The gross foreign source income earned during the fiscal year 2009 was $5,219,544.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Emerging Markets Fund at December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 18, 2010

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Trust Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex[3]

Independent Trustees:

Jon Lukomnik 53‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC, 2008 to present; Program Director, IRRC Institute, 2008 to present.	9	Sears Canada, Inc.

Jane DiRenzo Pigott 52‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 62‡¶	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present; Public Member Investment Committee, Maryland State Retirement System since 1991.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 56‡¶	Vice Chairman, Trustee since June 2004	President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; Vice Chairman, W. P. Stewart & Co. Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	38	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 50‡	Chairman, Trustee since 1994	President and CEO, SmartBrief, Inc. (media company), 1998 to present.	38	None.

Robert L. Stelzl 64‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

BOARD OF TRUSTEES AND OFFICERS
(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Officers:

Russell G. Brennan 45	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Vice President, Robeco Investment Management (July1990-September 2005); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 49	Vice President	Since 1996	Director of Trading and Portfolio Manager for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 52	Vice President and Treasurer	Since 2009

Vice President of Portfolio Administration of the Adviser (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997- February 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 55	Vice President	Since 1998	Vice President of the Adviser and Van Eck Securities Corporation (VESC); Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 53	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and Van Eck Absolute Return Advisers Corp. (VEARA) (Since December 2006) and VESC (Since August 2008); Vice President of the Adviser and VEARA, Treasurer (April 2005-December 2006); Second Vice President of Investment Reporting, TIAA-CREF (January 1996-April 2005). Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 29	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President and Associate General Counsel (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Stanford Law School (September 2002-June 2005); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 61	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (Since December 2005); Managing Director, Chatsworth Securities LLC (March 2001-November 2005); Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with Trust	Length of Time Served[2]	Principal Occupation(s) During The Past Five Years

Jonathan R. Simon, 35	Vice President and Assistant Secretary	Since 2006

Vice President and Associate General Counsel of the Adviser (Since 2006); Vice President and Assistant Secretary of VEARA and VESC (Since 2006); Associate, Schulte Roth & Zabel (July 2004-July 2006); Associate, Carter Ledyard & Milburn LLP (September 2001-July 2004); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 54	Senior Vice President and Chief Financial Officer	Since 1985

Senior Vice President and Chief Financial Officer of the Adviser; Senior Vice President, Chief Financial Officer, Treasurer and Controller of VESC and VEARA; Officer of other investment companies advised by the Adviser.

Derek S. van Eck,[4] 45	Chief Executive Officer and President	Since 2009

Director, Executive Vice President, Chief Investment Officer and Principal of the Adviser; Director and Executive Vice President, VESC and VEARA; Former Director of Greylock Capital Associates LLC; Officer of other investment companies advised by the Adviser.

Jan F. van Eck,[4] 46	Executive Vice President	Since 2005

Director, Executive Vice President and Principal of the Adviser; Director and Executive Vice President of VESC; Director and President of VEARA; Former Director of Greylock Capital Associates LLC; Trustee of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

1	The address for each Trustee and Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

3	The Fund Complex consists of Van Eck Funds, Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.
4	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.
‡	Member of the Governance Committee.
¶	Member of the Audit Committee.

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor: Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | vaneck.com

Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert"
     and "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Worldwide  Insurance Trust, billed audit fees of $118,000 for 2009 and $171,000 for 2008.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $1,138 for 2009 and $0 for 2008.

c)   Tax Fees

     Ernst & Young billed tax fees of $22,050 for 2009 and $21,000 for 2008.

d)   All Other Fees

     None

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         ----------------------------------
Date  March 2, 2010
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  March 2, 2010
      -----------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  March 2, 2010
      -----------------